CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT IS MADE ON THIS 19TH DAY OF NOVEMBER 2004.

                                BETWEEN

FULL NAME                            PHYSICAL ADDRESS
Carla Stephanie Sharpe               57 Highlevel Road, Greenpoint, 8005
Victor Angel                         4627 Barington Ct,Bonita,CA 91902
Keenan Lewis                         99 9th Avenue, Leondale, ElsiesRiver, 7490
Nadeem Adonis                        1 Cessna Street, The Hague, Delft
Sakhumzi Gawushe                     10056 Bazindlovu Cres, Lower  Crossroads, Island Philippi East, 7785
Ernesto Angel                        102 S.Tejon Street, #1100, Colorado Springs, CO 80903
Andrew Shaun Bremer                  56 Wingate Cres, Sunningdale, Table View, 7441
Cindy Louise Ashley                  54 Deauville Estate, Royal Ascot. 7441
Bronwin Murray                       42, 84 On Main, Parklands Main Road, Parklands, 7441
Craig John Ogilvy                    4 Cleek Street, Lakeside, Cape Town, 7945
Nomonde Felicia Zondani              D212 B Site "C", Khayelitsha, 7784
Gert du Toit                         Unit 95, Park Royal, Parklands Main Road, Parklands, 7441
Gregg Phillip Branquinho             3 Wader Crescent, Cape Town
Gregory Allum                        Unit 95, Park Royal, Parklands Main Road, Parklands, 7441
Johannes Mathys van Loggerenberg     4 Avondale Place, West Beach, 7441
Giovanni Carlo Fantozzi              20 Amandelboom Rd, Plattekloof, 7500
Leane van Loggerenberg               4 Avondale Place, West Beach, 7441
Lee Jason Glanville                  Unit C, Blouzicht, 2 Willow Road, Blouberg Rise, 7441
Liesl Clarke                         1 Mountain Crescent, Bonnie Brae, Kraaifontein, 7570
Marisa Steyn                         72 Park Royal, Parklands Main Rd, Parklands, 7441
Mzukisi Peacemaker Mnqayi            BB31 Town 2, Matiloshe Street, Khayelitsha
Martha Phumela Johnson               42, 84 On Main, Parklands Main Road, Parklands, 7441
Peter Presto Fakude                  97 Cedar Street, Northcliff, Johannesburg, 2195
Raoul Delano Moses                   16 Marlboro Mews, Shearer Green, Summer Greens
Petrus Stephanus Mans de Beer        54 Fairview Crescent, Milnerton Ridge, 7441
Shirley Mazoko                       NY 71 No.56, Guguletu, 7750
Vernon Reginal Philander             34 Villa Cielo, Torquay Close, Parklands, 7441
Veronique Isaacs                     2 Mont Serrat, Balmoral Road, Bloubergstrand, 7441
T'Christopher Gardner                2708N Cascade Ave,Colorado Springs
Charles Stephen Wilson               12 Royal Avenue, Houtbay, 7806
Michael Rhea Bennett                 17 Volute Circle, Sunset Beach, CapeTown, 7441
Henry Van Burean Jarrett JR          17 Volute Circle, Sunset Beach, CapeTown, 7441
Rina Broomberg                       2 Guild Acres, Tempest Road, Morningside - Sandton, 2057
Francois Fehrsen                     C1 Beach Road Boulevard, Lupin Crescent, Milnerton, Cape Town
Chris Roed                           120 2nd Ave, Rondebosch East  7760
Johannes Clausen                     50 Ascot Road,Milnerton,7441
Francesco Maccioni                   Bayview, Perlemoen Str, Bloubergsands, 7441
Joshua Neale Wolcott                 SA:6 Durham Road, Westbeach,7441
Troy Lynette                         12549 McKenzie St,Broomfield, Colorado Springs
Tom Richfield                        7787 Leesburg Pike,Suite 200,Fall Church,VA

The above listed Consultants shall be referred to collectively hereafter as "Consultants" or individually as "Consultant".

                                       AND

Maximum Dynamics, Inc., having its office at 2 North Cascade Avenue, Suite 1100, Colorado Springs, Colorado, 80903.

Whereas

         WHEREAS, CONSULTANTS provide business development services for businesses and professionals in the IT, mobile commerce and financial services sector; and,

         WHEREAS, Company has engaged the services of CONSULTANTS;

         WHEREAS, Company desires to compensate CONSULTANTS for services;

         WHEREAS, CONSULTANTS desire to receive such compensation;


         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

DURATION

This agreement constitutes payments to CONSULTANTS for the period of October 1, 2004 through December 31, 2004.

FINANCIAL

CONSULTANTS shall be paid for services as set forth in Exhibit A. The fees to be paid shall be paid with shares of registered S-8 shares of Common Stock of Maximum Dynamics, Inc. and shall be priced at a twenty percent (20%) discount to today's bid of $0.06 per share. The number of shares and issued to each CONSULTANT as payment for services is set forth in Exhibit A.

BINDING

This Agreement and the certificates and other instruments delivered by or on behalf of the parties pursuant hereto constitute the entire agreement relating to the subject matter hereof. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto, as the case may be.

APPLICABLE LAW

This Agreement is made pursuant to, and will be governed by, and construed and enforced in accordance with, the laws of South Africa.

TERMINATION

If this agreement is terminated previous to January 19, 2005, then this agreement shall be terminated and deemed null and void for the party requesting termination.

ACCEPTED

FOR MAXIMUM DYNAMICS
--------------------

BY:                                 Signature:                                          Date:



FOR CONSULTANTS
---------------

BY:                                  Signature:                                          Date:
Carla Stephanie Sharpe
                                     ------------------------------------       -------------------------
Victor Angel
                                     ------------------------------------       -------------------------
Keenan Lewis
                                     ------------------------------------       -------------------------
Nadeem Adonis
                                     ------------------------------------       -------------------------
Sakhumzi Gawushe
                                     ------------------------------------       -------------------------
Troy Lynette
                                     ------------------------------------       -------------------------
Tom Richfield
                                     ------------------------------------       -------------------------
Ernesto Angel
                                     ------------------------------------       -------------------------
Andrew Shaun Bremer
                                     ------------------------------------       -------------------------
Cindy Louise Ashley
                                     ------------------------------------       -------------------------
Bronwin Murray
                                     ------------------------------------       -------------------------
Craig John Ogilvy
                                     ------------------------------------       -------------------------
Nomonde Felicia Zondani
                                     ------------------------------------       -------------------------
Gert du Toit
                                     ------------------------------------       -------------------------
Gregg Phillip Branquinho
                                     ------------------------------------       -------------------------
Gregory Allum
                                     ------------------------------------       -------------------------
Johannes Mathys van Loggerenberg
                                     ------------------------------------       -------------------------
Giovanni Carlo Fantozzi
                                     ------------------------------------       -------------------------
Leane van Loggerenberg
                                     ------------------------------------       -------------------------
Lee Jason Glanville
                                     ------------------------------------       -------------------------
Liesl Clarke
                                     ------------------------------------       -------------------------
Marisa Steyn
                                     ------------------------------------       -------------------------
Mzukisi Peacemaker Mnqayi
                                     ------------------------------------       -------------------------
Martha Phumela Johnson
                                     ------------------------------------       -------------------------
Peter Presto Fakude
                                     ------------------------------------       -------------------------
Raoul Delano Moses
                                     ------------------------------------       -------------------------
Petrus Stephanus Mans de Beer
                                     ------------------------------------       -------------------------
Shirley Mazoko
                                     ------------------------------------       -------------------------
Vernon Reginal Philander
                                     ------------------------------------       -------------------------
Veronique Isaacs
                                     ------------------------------------       -------------------------
T'Christopher Gardner
                                     ------------------------------------       -------------------------
Charles Stephen Wilson
                                     ------------------------------------       -------------------------
Michael Rhea Bennett
                                     ------------------------------------       -------------------------
Henry Van Burean Jarrett JR
                                     ------------------------------------       -------------------------
Rina Broomberg
                                     ------------------------------------       -------------------------
Francois Fehrsen
                                     ------------------------------------       -------------------------
Johannes Clausen
                                     ------------------------------------       -------------------------
Francesco Maccioni
                                     ------------------------------------       -------------------------
Joshua Neale Wolcott
                                     ------------------------------------       -------------------------

EXHIBIT A

The following sets forth the services to be rendered by each Consultant, the fees for such services and the number of S-8 shares to be issued as payment.

CONSULTANT                      SERVICES                                    Fees        Shares
------------------------------- ---------------------------------------- ----------- -----------
Carla Stephanie Sharpe          Accounting and compliance                    $3,448      73,681
------------------------------- ---------------------------------------- ----------- -----------
                                Bus Dev for POS in Mexico & Latin
Victor Angel                    America                                     $17,241     368,406
------------------------------- ---------------------------------------- ----------- -----------
Keenan Lewis                    Outsourced: Fleet Vehicle Driver             $1,078      23,025
------------------------------- ---------------------------------------- ----------- -----------
Nadeem Adonis                   Outsourced: Fleet Vehicle Driver             $1,078      23,025
------------------------------- ---------------------------------------- ----------- -----------
Sakhumzi Gawushe                Outsourced: Fleet Vehicle Driver             $1,078      23,025
------------------------------- ---------------------------------------- ----------- -----------
                                Bus Dev for POS in Mexico & Latin
Ernesto Angel                   America                                      $3,448      73,681
------------------------------- ---------------------------------------- ----------- -----------
Andrew Shaun Bremer             IT Manager and systems development           $6,466     138,152
------------------------------- ---------------------------------------- ----------- -----------
                                Executive assistant in Ops management
Cindy Louise Ashley             info                                        $19,397     414,456
------------------------------- ---------------------------------------- ----------- -----------
Bronwin Murray                  Call Centre Operator                         $1,940      41,446
------------------------------- ---------------------------------------- ----------- -----------
Craig John Ogilvy               Accounting & Financial Services             $10,345     221,043
------------------------------- ---------------------------------------- ----------- -----------
Nomonde Felicia Zondani         Cleaning services                            $1,078      23,025
------------------------------- ---------------------------------------- ----------- -----------
Gert du Toit                    Call Centre Operator                           $621      13,263
------------------------------- ---------------------------------------- ----------- -----------
Gregg Phillip Branquinho        IT Technology: Progr. & Systems Analyst      $1,724      36,841
------------------------------- ---------------------------------------- ----------- -----------
Gregory Allum                   Call Centre Operator                         $3,448      73,681
------------------------------- ---------------------------------------- ----------- -----------
Johannes M van Loggerenberg     Project Manager: Mobile commerce            $23,276     497,347
------------------------------- ---------------------------------------- ----------- -----------
Giovanni Carlo Fantozzi         VP of tagnet, Africa Region                 $23,276     497,347
------------------------------- ---------------------------------------- ----------- -----------
Leane van Loggerenberg          Human Resources                              $8,621     184,203
------------------------------- ---------------------------------------- ----------- -----------
Lee Jason Glanville             Technology Department                        $7,328     156,572
------------------------------- ---------------------------------------- ----------- -----------
Liesl Clarke                    Book keeping & Admin Services                $1,724      36,841
------------------------------- ---------------------------------------- ----------- -----------
Marisa Steyn                    Group Technology: Graphic Designer           $4,310      92,101
------------------------------- ---------------------------------------- ----------- -----------
Mzukisi Peacemaker Mnqayi       Call Centre Operator                         $1,940      41,446
------------------------------- ---------------------------------------- ----------- -----------
Martha Phumela Johnson          Call Centre Operator                         $1,940      41,446
------------------------------- ---------------------------------------- ----------- -----------
Peter Presto Fakude             Business Dev. for Tagnet, Africa Region     $31,061     663,690
------------------------------- ---------------------------------------- ----------- -----------
Raoul Delano Moses              Software Technology Engineer                 $4,310      92,101
------------------------------- ---------------------------------------- ----------- -----------
Petrus S Mans de Beer           Project Manager: Education                   $4,310      92,101
------------------------------- ---------------------------------------- ----------- -----------
Shirley Mazoko                  Receptionist                                 $1,099      23,486
------------------------------- ---------------------------------------- ----------- -----------
Vernon Reginal Philander        Security & Logistic Services                 $4,685     100,114
------------------------------- ---------------------------------------- ----------- -----------
                                Executive assistant in HR management
Veronique Isaacs                info                                         $2,155      46,051
------------------------------- ---------------------------------------- ----------- -----------
                                Sales Consultant: refund of travel
Charles Stephen Wilson          expenses                                     $2,586      55,261
------------------------------- ---------------------------------------- ----------- -----------
Michael Rhea Bennett            Project Manager: Internet solutions          $8,621     184,203
------------------------------- ---------------------------------------- ----------- -----------
Henry Van Burean Jarrett JR     Project Manager: Community development       $8,621     184,203
------------------------------- ---------------------------------------- ----------- -----------
Johannes Clausen                Managing Director, Tagnet                   $41,379     862,069
------------------------------- ---------------------------------------- ----------- -----------
Francesco Maccioni              Infrastructure Development & Operations     $41,379     862,069
------------------------------- ---------------------------------------- ----------- -----------
Joshua Neale Wolcott            MXDY Global Operations                      $41,379     862,069
------------------------------- ---------------------------------------- ----------- -----------
Troy Lynette                    Office Manager: Denver Operations           $10,776     230,253
------------------------------- ---------------------------------------- ----------- -----------
Tom Richfield                   Business Dev. for MXDY , USA Region         $28,966     750,000
------------------------------- ---------------------------------------- ----------- -----------